SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2004

Auxilium Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50855	23-3016883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 W. Germantown Pike, Norristown, PA	19401
(Address of principal executive offices)	Zip Code

Registrant’s telephone, including area code: (610) 239-8850

Not Applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events and Regulation FD Disclosure.

On September 15, 2004, Auxilium Pharmaceuticals, Inc. issued a press release regarding its product Testim®. In the press release, Auxilium Pharmaceuticals, Inc. announced the results of its Phase IV - Testim® 1% Therapy for Non-Responders to 5g of AndroGel®. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1	– Press release, dated September, entitled “Auxilium Announces Results for a Phase IV Study - Testim® 1% Therapy for Non-Responders to 5g of AndroGel®.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

By:	/s/ NEIL LANSING
Neil Lansing, Jr.
Chief Financial Officer

Dated: September 16, 2004

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EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release by the Registrants, dated September 15, 2004, furnished in accordance with Item 9.01 of this Current Report on Form 8-K.

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